Exhibit 99.6
Last Updated     5/9/2006
Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2003

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$16	$43	$100	$21	$181	$(18)
2	Pinnacle West Energy	4	1	2	(15)	(8)	11
3	APS Energy Services	8	5	1	3	16	(12)
4	SunCor	1	2	6	36	46	36
5	El Dorado	—	—	—	—	(1)	4
6	Parent Company	(11)	3	—	—	(9)	(32)

7	Income From Continuing Operations	18	54	109	45	225	(11)

8	Income From Discontinued Operations — Net of Tax	7	2	1	4	16	37
9	Cumulative Effect of Change in Accounting — Net of Tax	—	—	—	—	—	66

10	Net Income	$25	$56	$110	$49	$241	$92

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED

11	Arizona Public Service	$0.17	$0.47	$1.10	$0.24	$1.98	$(0.37)
12	Pinnacle West Energy	0.05	0.01	0.02	(0.16)	(0.08)	0.15
13	APS Energy Services	0.08	0.06	0.01	0.03	0.18	(0.15)
14	SunCor	0.01	0.03	0.07	0.39	0.50	0.37
15	El Dorado	—	—	—	—	(0.01)	0.05
16	Parent Company	(0.11)	0.02	(0.01)	(0.01)	(0.10)	(0.36)

17	Income From Continuing Operations	0.20	0.59	1.19	0.49	2.47	(0.31)

18	Income From Discontinued Operations — Net of Tax	0.08	0.02	0.01	0.05	0.16	0.41
19	Cumulative Effect of Change in Accounting — Net of Tax	—	—	—	—	—	0.77

20	Net Income	$0.28	$0.61	$1.20	$0.54	$2.63	$0.87

21	BOOK VALUE PER SHARE	$29.39	$29.95	$30.68	$30.97	$30.97	$1.57

	COMMON SHARES OUTSTANDING (Thousands)
22	Average — Diluted	91,359	91,450	91,467	91,403	91,405	6,441
23	End of Period	91,257	91,262	91,271	91,288	91,288	33

See Glossary of Terms.	Page 26 of 31

Last Updated     5/9/2006
Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2003

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
24	Residential	$168	$233	$363	$193	$957	$51
25	Business	196	251	284	222	953	25

26	Total retail	364	484	647	415	1,910	76
	Wholesale revenue on delivered electricity
27	Traditional contracts	3	4	5	3	15	7
28	Off-system sales	—	—	—	—	—	—
29	Transmission for others	6	5	9	8	28	(2)
30	Other miscellaneous services	7	6	6	6	25	7

31	Total regulated operating electricity revenues	380	499	667	432	1,978	88

	MARKETING AND TRADING SEGMENT
32	Electricity and other commodity sales	117	101	83	91	392	105

33	Total operating electric revenues	$497	$600	$750	$523	$2,370	$193

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
34	Residential	2,104	2,543	4,126	2,374	11,147	703
35	Business	2,849	3,450	3,891	3,225	13,415	497

36	Total retail	4,953	5,993	8,017	5,599	24,562	1,200
	Wholesale electricity delivered
37	Traditional contracts	130	131	127	112	500	27
38	Off-system sales	—	—	—	—	—	—
39	Retail load hedge management	109	205	446	334	1,094	(1,548)

40	Total regulated electricity	5,192	6,329	8,590	6,045	26,156	(321)

	MARKETING AND TRADING SEGMENT
41	Wholesale sales of electricity	7,372	6,798	7,255	7,378	28,803	5,949

42	Total electric sales	12,564	13,127	15,845	13,423	54,959	5,628

See Glossary of Terms.	Page 27 of 31

Last Updated     5/9/2006
Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2003

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	POWER SUPPLY ADJUSTOR (“PSA”) - REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

43	Deferred fuel and purchased power regulatory asset — beginning balance	$—	$—	$—	$—	$—	$—
44	Deferred fuel and purchased power costs — current period	—	—	—	—	—	—
45	Interest on deferred fuel	—	—	—	—	—	—
46	Amounts recovered through revenues	—	—	—	—	—	—

47	Deferred fuel and purchased power regulatory asset — ending balance	$—	$—	$—	$—	$—	$—

	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)

	Realized and Mark-To-Market Components
48	Electricity and other commodity sales, realized (a)	$25	$20	$4	$16	$65	$(56)
49	Mark-to-market reversals on realized sales (b)	(3)	1	(3)	(1)	(11)	35
50	Change in mark-to-market value of forward sales	(3)	(1)	(3)	(5)	(7)	(64)

51	Total gross margin	$19	$20	$(2)	$10	$47	$(85)

	By Pinnacle West Entity

52	Parent company marketing and trading division	$2	$4	$(2)	$(9)	$(5)	$(95)
53	APS	6	4	(6)	4	8	$6
54	Pinnacle West Energy	(1)	—	—	9	8	$4
55	APS Energy Services	12	12	6	6	36	$—

56	Total gross margin	$19	$20	$(2)	$10	$47	$(85)

(a)	Net effect on pretax gross margin from realization of prior-period mark-to-market included in line 48 and in line 49 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The opposites of amounts included in line 48 are included in line 49. For example, line 49 shows that a prior-period mark-to-market gain of $6 million was transferred to “realized” for the total year 2003. A $6 million realized gain is included in the $65 million on line 48 for the total year 2003.

(b)	Quarterly amounts do not total to annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.	Page 28 of 31

Last Updated     5/9/2006
Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2003

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
57	Residential	827,937	821,331	824,655	839,539	828,366	26,565
58	Business	101,999	102,601	103,262	104,521	103,096	2,868

59	Total	929,936	923,932	927,917	944,060	931,462	29,432
60	Wholesale customers	65	66	66	66	66	(1)

61	Total customers	930,001	923,998	927,983	944,126	931,528	29,431

62	Customer growth (% over prior year)	3.3%	3.1%	3.2%	3.4%	3.3%	0.2%

	RETAIL SALES (GWH) — WEATHER NORMALIZED

63	Residential	2,218	2,477	3,939	2,269	10,904	443
64	Business	2,885	3,485	3,857	3,174	13,402	496

65	Total	5,103	5,962	7,796	5,443	24,306	939

	RETAIL USAGE (KWh/Average Customer)
66	Residential	2,541	3,096	5,004	2,828	13,457	432
67	Business	27,927	33,625	37,677	30,865	130,529	1,288

	RETAIL USAGE — WEATHER NORMALIZED (KWh/Average Customer)

68	Residential	2,679	3,016	4,777	2,703	13,163	116
69	Business	28,286	33,969	37,356	30,371	129,997	1,234

	ELECTRICITY DEMAND (MW)

70	System peak demand	3,569	5,571	6,332	5,124	6,332	529

See Glossary of Terms.	Page 29 of 31

Last Updated     5/9/2006
Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2003

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ENERGY SOURCES (GWH)

	Generation production
71	Nuclear	2,306	2,047	2,230	1,732	8,315	(666)
72	Coal	2,770	2,824	2,972	2,801	11,367	(690)
73	Gas, oil and other	1,288	1,572	2,696	535	6,091	1,722

74	Total generation production	6,364	6,443	7,898	5,068	25,773	366

	Purchased power
75	Firm load	(12)	606	1,099	1,418	3,111	1,492
76	Marketing and trading	6,489	6,527	7,498	7,236	27,750	4,045

77	Total purchased power	6,477	7,133	8,597	8,654	30,861	5,537

78	Total energy sources	12,841	13,576	16,495	13,722	56,634	5,903

	POWER PLANT PERFORMANCE

	Capacity Factors
79	Nuclear	98%	86%	93%	72%	87%	(7)%
80	Coal	75%	75%	79%	74%	76%	(4)%
81	Gas, oil and other	26%	30%	45%	9%	27%	0%
82	System average	58%	57%	65%	41%	54%	(9)%

	Generation Capacity Out of Service and Replaced for Native Load (average MW/day) (a)
83	Nuclear	31	136	61	297	131	64
84	Coal	292	254	277	253	269	102
85	Gas	189	148	154	338	205	157

86	Total	512	538	492	888	605	323

(a)	Includes planned and unplanned outages

See Glossary of Terms.	Page 30 of 31

Last Updated     5/9/2006
Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2003

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ENERGY MARKET INDICATORS (a)

	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
87	Palo Verde	$49.66	$48.88	$52.88	$42.98	$48.60	$16.32
88	SP15	$54.35	$50.73	$53.54	$46.88	$51.38	$17.16
	Off-Peak
89	Palo Verde	$36.09	$25.48	$36.08	$30.48	$32.03	$12.14
90	SP15	$39.70	$28.27	$37.81	$32.85	$34.66	$12.97

	WEATHER INDICATORS

	Actual
91	Cooling degree-days	76	1,550	2,701	572	4,899	24
92	Heating degree-days	349	17	—	370	736	(64)
93	Average humidity	44%	18%	30%	34%	31%	4%
	10-Year Averages
94	Cooling degree-days	99	1,547	2,541	437	4,623	—
95	Heating degree-days	514	31	—	386	930	—
96	Average humidity	41%	23%	33%	39%	34%	0%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (b)
97	Single-family	8,030	10,613	11,191	9,817	39,651	5,339
98	Multi-family	863	2,053	1,231	2,580	6,727	(347)
99	Total	8,893	12,666	12,422	12,397	46,378	4,992

	Arizona Job Growth (c)
100	Payroll job growth (% over prior year)	1.1%	0.9%	1.5%	2.0%	1.4%	1.4%
101	Unemployment rate (%, seasonally adjusted)	5.8%	5.9%	5.7%	5.3%	5.7%	(0.5)%

Sources:

(a)	Average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

See Glossary of Terms.	Page 31 of 31